UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2004

SCANA Corporation
(Exact Name of Registrant as Specified in Its Charter)

South Carolina	1-8809	57-0784499
(State or Other Jurisdiction Of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1426 Main Street, Columbia, South Carolina 29201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (803) 217-9000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

    Pursuant to the rules of the New York Stock Exchange, the Board of Directors of SCANA, on February 19, 2004, adopted and implemented the following policy:

It is the policy of SCANA that the Chairmen of the Audit, Human Resources and Nominating and Governance Committees of the Board of Directors each preside as the chair at meetings of the independent Directors at which the principal items to be considered are within the scope of authority of his or her committee.  The Board believes that this procedure provides for leadership at all of the meetings of independent Directors without the need to designate a lead Director.

    Disclosure of this policy as required by the corporate governance standards of the New York Stock Exchange was inadvertently omitted from SCANA’s proxy statement in connection with its 2005 annual meeting of shareholders.

SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCANA CORPORATION
(Registrant)

By:	/s/James E. Swan, IV
September 27, 2005	James E. Swan, IV
Controller